Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Exhibit 3.1

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

UBER TECHNOLOGIES, INC.

The undersigned, Dara Khosrowshahi, hereby certifies that:

1.    He is the duly elected and acting Chief Executive Officer of Uber Technologies, Inc., a Delaware corporation.

2.    The Certificate of Incorporation of this corporation was originally filed with the Secretary of State of Delaware under the name UberCab, Inc., on July 16, 2010.

3.    The Board of Directors duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the consent of the stockholders therefor.

4.    The Certificate of Incorporation of this corporation shall be amended and restated to read in full as follows:

ARTICLE I

The name of this corporation is Uber Technologies, Inc. (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 160 Greentree Dr., Ste 101, Dover, Delaware, County of Kent, 19904. The name of its registered agent at such address is National Registered Agents, Inc.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

ARTICLE IV

(A)    Classes of Stock. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is 3,642,360,446 shares, each with a par value of $0.00001 per share. The total number of shares of Common Stock authorized to be issued is 2,696,114,200, all of which are designated “Class A Common Stock.” The total number of shares of Preferred Stock authorized to be issued is 946,246,246, of which 174,029,880 shares are designated “Series Seed Preferred Stock,” 152,053,436 shares are designated “Series A Preferred

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Stock,” 123,645,856 shares are designated “Series B Preferred Stock,” 76,551,280 shares are designated “Series C-1 Preferred Stock,” 31,003,680 shares are designated “Series C-2 Preferred Stock,” 841,864 shares are designated “Series C-3 Preferred Stock,” 87,193,208 shares are designated “Series D Preferred Stock,” 84,504,220 shares are designated “Series E Preferred Stock,” 25,227,947 shares are designated “Series F Preferred Stock,” 150,187,931 shares are designated “Series G Preferred Stock,” 35,881,076 shares are designated “Series G-1 Preferred Stock,” and 5,125,868 are designated “Series G-2 Preferred Stock.” The Series Seed Preferred Stock, the Series A Preferred Stock, the Series B Preferred Stock, the Series C-1 Preferred Stock, the Series C-2 Preferred Stock, the Series C-3 Preferred Stock, the Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, the Series G Preferred Stock, the Series G-1 Preferred Stock and the Series G-2 Preferred Stock are herein collectively referred to as the “Preferred Stock.” The Series C-1 Preferred Stock, the Series C-2 Preferred Stock, and the Series C-3 Preferred Stock are herein collectively referred to as the “Series C Preferred Stock.”

(B)    Rights, Preferences and Restrictions of Preferred Stock. The rights, preferences, privileges, and restrictions granted to and imposed on the Preferred Stock are as set forth below in this Article IV(B).

1.    Dividend Provisions. The holders of shares of Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Class A Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Class A Common Stock of the Corporation, provided that an adjustment to the respective Preferred Stock Conversion Price (as defined below) of such other securities or rights has been made in accordance with Section 4(d)(ii) below) on the Class A Common Stock of the Corporation, at the rate of (a) $0.000725 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the filing of this Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”)) per annum on each outstanding share of Series Seed Preferred Stock, (b) $0.0058425 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the Effective Time) per annum on each outstanding share of Series A Preferred Stock, (c) $0.0283575 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the Effective Time) per annum on each outstanding share of Series B Preferred Stock, (d) $0.28508 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the Effective Time) per annum on each outstanding share of Series C-1 Preferred Stock, (e) $0.2280625 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the Effective Time) per annum on each outstanding share of Series C-2 Preferred Stock, (f) $0.28508 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the Effective Time) per annum on each outstanding share of Series C-3 Preferred Stock, (g) $1.241045 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the Effective Time) per annum on each outstanding share of Series D Preferred Stock, (h) $2.6654 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the Effective Time) per annum on each outstanding share of Series E Preferred Stock, (i) $3.171086 per share (as adjusted for stock splits, stock dividends, reclassification and the like

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occurring after the Effective Time) per annum on each outstanding share of Series F Preferred Stock, (j) $3.901778 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the Effective Time) per annum on each outstanding share of Series G Preferred Stock, (k) $3.901778 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the Effective Time) per annum on each outstanding share of Series G-1 Preferred Stock and (l) $3.901778 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the Effective Time) per annum on each outstanding share of Series G-2 Preferred Stock, payable quarterly when, as and if declared by a majority of the Voting Directors (as defined in Section 5(b)) then in office. Such dividends shall not be cumulative. After payment of such dividends, any additional dividends or distributions shall be distributed among the holders of Preferred Stock and Class A Common Stock, pro rata based on the number of shares of Class A Common Stock then held by each holder (assuming conversion of all such Preferred Stock into Class A Common Stock).

2. Liquidation.

(a)    Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (a “Liquidation Transaction”), the holders of the Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets, funds or proceeds (the “Proceeds”) available for distribution from such Liquidation Transaction of the Corporation to the holders of Class A Common Stock by reason of their ownership thereof, an amount equal to (a) $0.0090625 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the Effective Time) for each share of Series Seed Preferred Stock (the “Series Seed Original Purchase Price”), (b) $0.0924825 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the Effective Time) for each share of Series A Preferred Stock (the “Series A Original Purchase Price”), (c) $0.354475 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the Effective Time) for each share of Series B Preferred Stock (the “Series B Original Purchase Price”), (d) the product obtained by multiplying (i) 1.25 by (ii) the Series C-1 Original Purchase Price for each share of Series C-1 Preferred Stock (such product, the “Series C-1 Liquidation Preference”), (e) the product obtained by multiplying (i) 1.25 by (ii) the Series C-2 Original Purchase Price for each share of Series C-2 Preferred Stock (such product, the “Series C-2 Liquidation Preference”), (f) the product obtained by multiplying (i) 1.25 by (ii) the Series C-3 Original Purchase Price for each share of Series C-3 Preferred Stock (such product, the “Series C-3 Liquidation Preference”), (g) $15.51305 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the Effective Time) for each share of Series D Preferred Stock (the “Series D Original Purchase Price”), (h) $33.317575 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the Effective Time) for each share of Series E Preferred Stock (the “Series E Original Purchase Price”), (i) $39.638581 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the Effective Time) for each share of Series F Preferred Stock (the “Series F Original Purchase Price”), (j) $48.772228 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the Effective Time) for each share of Series G Preferred Stock (the “Series G Original Purchase Price”), (k) $48.772228 per share (as adjusted for stock splits, stock dividends, reclassification

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and the like occurring after the Effective Time) for each share of Series G-1 Preferred Stock (the “Series G-1 Original Purchase Price”) and (l) $48.772228 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the Effective Time) for each share of Series G-2 Preferred Stock (the “Series G-2 Original Purchase Price”), then held by them, plus declared but unpaid dividends. If, upon the occurrence of such event, the Proceeds available for distribution to stockholders shall be insufficient to permit the payment to the holders of the Preferred Stock of the full aforesaid preferential amounts, the entire Proceeds legally available for distribution shall be distributed ratably among the holders of the Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive. The “Series C-1 Original Purchase Price” shall mean $3.5635 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the Effective Time). The “Series C-2 Original Purchase Price” shall mean $2.8508 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the Effective Time). The “Series C-3 Original Purchase Price” shall mean $3.5635 per share (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the Effective Time). The Series Seed Original Purchase Price, Series A Original Purchase Price, Series B Original Purchase Price, Series C-1 Original Purchase Price, Series C-2 Original Purchase Price, Series C-3 Original Purchase Price, Series D Original Purchase Price, Series E Original Purchase Price, Series F Original Purchase Price, Series G Original Purchase Price, Series G-1 Original Purchase Price and Series G-2 Original Purchase Price are each sometimes referred to as an “Original Purchase Price.”

(b)    Remaining Assets. Upon the completion of the distribution required by Section 2(a) above, if Proceeds remain, the holders of the Class A Common Stock of the Corporation shall receive all of the remaining Proceeds available for distribution to stockholders which shall be distributed ratably among such holders in proportion to their respective number of issued and outstanding shares of Class A Common Stock then held.

Notwithstanding the above, for purposes of determining the amount each holder of shares of Preferred Stock is entitled to receive with respect to a Liquidation Transaction, each such holder of shares of Preferred Stock shall be deemed to have converted (regardless of whether such holder actually converted) such holder’s shares of Preferred Stock into shares of Class A Common Stock immediately prior to the Liquidation Transaction if, as a result of an actual conversion, such holder would receive, in the aggregate, an amount greater than the amount that would be distributed to such holder if such holder did not convert such Preferred Stock into shares of Class A Common Stock. If any such holder shall be deemed to have converted shares of Preferred Stock into shares of Class A Common Stock pursuant to this paragraph, then such holder shall not be entitled to receive any distribution that would otherwise be made to holders of Preferred Stock that have not converted (or have not been deemed to have converted) into shares of Class A Common Stock.

(c)    Certain Acquisitions.

(i)    Deemed Liquidation. A Liquidation Transaction shall be deemed to occur (A) if the Corporation shall sell, convey, or otherwise dispose of all or

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substantially all of its assets, property or business, (B) if the Corporation shall grant an exclusive and irrevocable license of all or substantially all of the Corporation’s intellectual property to a third party, (C) if the Corporation shall merge with or into or consolidate with any other corporation, limited liability company or other entity (other than a wholly-owned subsidiary of the Corporation), except a merger or consolidation in which the stockholders of the Corporation immediately prior to the transaction own more than 50% of the voting stock of the surviving corporation following the transaction (taking into account only stock of the Corporation held by such stockholders prior to the transaction), or (D) upon the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than an underwriter of the Corporation’s securities), of the Corporation’s securities if, after such closing, such person or group of affiliated persons would hold 50% or more of the outstanding voting stock of the Corporation (or the surviving or acquiring entity); provided, however, that none of the following shall be considered a Liquidation Transaction: (i) a merger effected exclusively for the purpose of changing the domicile of the Corporation and (ii) an equity financing in which the Corporation is the surviving corporation; and provided further, that the treatment of any particular transaction or series of related transactions as a Liquidation Transaction may only be waived by (a) the vote or written consent of the holders of a majority of the outstanding Preferred Stock (voting together as a single class and not as separate series, and on an as-converted basis), (b) the vote of a majority of the outstanding shares of Series B Preferred Stock, (c) the vote of a majority of the outstanding shares of Series C-1 Preferred Stock, (d) the vote of a majority of the outstanding shares of Series C-2 Preferred Stock, (e) the vote of a majority of the outstanding shares of Series D Preferred Stock, (f) the vote of a majority of the outstanding shares of Series E Preferred Stock, (g) the vote of a majority of the outstanding shares of Series F Preferred Stock, (h) the vote of a majority of the outstanding shares of Series G Preferred Stock, (i) the vote of a majority of the outstanding shares of Series G-1 Preferred Stock and (j) the vote of a majority of the outstanding shares of Series G-2 Preferred Stock.

(ii)    Mechanics of Payment. In the event of a Liquidation Transaction effected by a merger or consolidation of the Corporation with or into any other entity (a “Merger Liquidation”), payment to the holders of Class A Common Stock and Preferred Stock of the Corporation shall be made in the form of consideration specified in the definitive agreement evidencing such Merger Liquidation (with Proceeds allocated as set forth above in Sections 2(a) and 2(b)). In the event of a Liquidation Transaction that is effected other than by Merger Liquidation, or in the event that the definitive agreement evidencing a Merger Liquidation does not specify the form in which payment of the consideration should be made, the payment to the holders of Preferred Stock or required by this Section 2(c) shall be made 100% in cash unless a majority of the Voting Directors then in office determine otherwise, provided, however, that (i) all holders of Preferred Stock must receive the same form or forms of consideration (and, if more than one form, in the same proportion), and (ii) all holders of Class A Common Stock must receive the same form or forms of consideration (and, if more than one form, in the same proportion), unless the holders of a majority of the Preferred Stock then outstanding (voting together as a single class and on an as-converted basis) elect otherwise and, all series of Preferred Stock are treated equally.

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(iii)    Valuation of Consideration. In the event of a Liquidation Transaction, if all or a portion of the consideration received by the Corporation is other than cash, its value will be deemed its fair market value as determined in good faith by a majority of the Voting Directors then in office, provided that any securities shall be valued as follows:

(A)    Securities not subject to investment letter or other similar restrictions on free marketability:

(1)    If traded on a securities exchange, the value shall be based on the formula specified in the definitive agreements for the Liquidation Transaction, or if no such formula exists, then the value shall be based on a formula approved by a majority of the Voting Directors then in office and derived from the closing prices of the securities on such exchange over a specified time period;

(2)    If actively traded over-the-counter, the value shall be based on the formula specified in the definitive agreements for the Liquidation Transaction or, if no such formula exists, then the value of such securities shall be based on a formula approved by a majority of the Voting Directors then in office and derived from the closing bid or sales prices (whichever is applicable) of such securities over a specified time period; and

(3)    If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by a majority of the Voting Directors then in office.

(B)    The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an Affiliate or former Affiliate) shall be to make an appropriate discount from the market value determined as specified above in Section 2(c)(iii)(A) to reflect the approximate fair market value thereof, as determined in good faith by a majority of the Voting Directors then in office.

(iv)    Notice of Liquidation Transaction. The Corporation shall give each holder of record of Preferred Stock written notice of any impending Liquidation Transaction not later than 10 days prior to the stockholders’ meeting called to approve such Liquidation Transaction, or 10 days prior to the closing of such Liquidation Transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such Liquidation Transaction. The first of such notices shall describe the material terms and conditions of the impending Liquidation Transaction and the provisions of this Section 2, and the Corporation shall thereafter give such holders prompt notice of any material changes. Unless such notice requirements are waived, the Liquidation Transaction shall not take place sooner than 10 days after the Corporation has given the first notice provided for herein or sooner than 10 days after the Corporation has given notice of any material changes provided for herein. Notwithstanding the other provisions of this Amended and Restated Certificate of Incorporation,

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all notice periods or requirements in this Amended and Restated Certificate of Incorporation may be shortened or waived, either before or after the action for which notice is required, upon the written consent of the holders of a majority of the then outstanding shares of Preferred Stock (voting together as a single class and on an as-converted basis) that are entitled to such notice rights; provided, that, notice periods or requirements with respect to holders of a particular series of Preferred Stock required pursuant to this Amended and Restated Certificate of Incorporation may only be waived by such series of Preferred Stock.

(v)    Effect of Noncompliance. In the event the requirements of this Section 2 are not complied with, the Corporation shall forthwith either cause the closing of the Liquidation Transaction to be postponed until the requirements of this Section 2 have been complied with, or cancel such Liquidation Transaction, in which event the rights, preferences, privileges and restrictions of the holders of Preferred Stock shall revert to and be the same as such rights, preferences, privileges and restrictions existing immediately prior to the date of the first notice referred to in Section 2(c)(iv).

(vi)    Allocation of Escrow and Contingent Consideration. Subject to Sections 2(c)(vii)-(xi) below, in the event of a Liquidation Transaction, if any portion of the Proceeds is placed into escrow and/or is payable to the stockholders of the Corporation subject to contingencies, notwithstanding the operation of this Section 2, the definitive agreement with respect to such transaction shall provide that the portion of such Proceeds that is placed in escrow and/or is subject to contingencies shall be allocated among the holders of capital stock of the Corporation pro rata based on the amount of such consideration otherwise payable to each stockholder pursuant to this Section 2 (such that each stockholder has the same percentage of the Proceeds payable to it placed into escrow and/or subject to contingencies, as applicable).

(vii)    Notwithstanding anything else herein to the contrary, if the per-share value of the stock, cash, other assets or any combination thereof to be distributed to the holders of Series C-1 Preferred Stock for each share of Series C-1 Preferred Stock upon a Liquidation Transaction is an amount that is less than the Series C-1 Liquidation Preference, then the Corporation will notify each holder of Series C-1 Preferred Stock at least 10 days prior to the effective date of such Liquidation Transaction, and at the sole election of the holders of a majority of the Series C-1 Preferred Stock, (A) the Preferred Stock Conversion Price applicable to the Series C-1 Preferred Stock will be adjusted immediately prior to the Liquidation Transaction such that the total value of the securities to be received by the holders of Series C-1 Preferred Stock for each share of Series C-1 Preferred Stock will be equal to the Series C-1 Liquidation Preference, (B) the Corporation shall make a cash payment (a “Cash Payment”) to the holders of each share of Series C-1 Preferred Stock such that the value of the securities to be received by the holders of the Series C-1 Preferred Stock for each share of Series C-1 Preferred Stock plus such Cash Payment will equal the Series C-1 Liquidation Preference or (C) a combination of the actions described in (A) and (B) shall be made, provided that the total amount of value received by such holders in any such combination of the actions described in (A) and (B) shall not, in the aggregate, exceed the Series C-1 Liquidation Preference. For the avoidance of doubt, this Section 2(c)(vii) shall only apply to the extent the per-share value to be distributed is an amount that is less than the Series C-1 Liquidation Preference, after giving effect to Section 4(b)(i).

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(viii)    Notwithstanding anything else herein to the contrary, if the per-share value of the stock, cash, other assets or any combination thereof to be distributed to the holders of Series C-2 Preferred Stock for each share of Series C-2 Preferred Stock upon a Liquidation Transaction will be equal to an amount that is less than the Series C-2 Liquidation Preference, then the Corporation will notify each holder of Series C-2 Preferred Stock at least 10 days prior to the effective date of such Liquidation Transaction, and at the sole election of the holders of a majority of the Series C-2 Preferred Stock, (A) the Preferred Stock Conversion Price applicable to the Series C-2 Preferred Stock will be adjusted immediately prior to the Liquidation Transaction such that the total value of the securities to be received by the holders of Series C-2 Preferred Stock for each share of Series C-2 Preferred Stock will be equal to the Series C-2 Liquidation Preference, (B) the Corporation shall make a Cash Payment to the holders of each share of Series C-2 Preferred Stock such that the value of the securities to be received by the holders of the Series C-2 Preferred Stock for each share of Series C-2 Preferred Stock plus such Cash Payment will equal the Series C-2 Liquidation Preference or (C) a combination of the actions described in (A) and (B) shall be made, provided that the total amount of value received by such holders in any such combination of the actions described in (A) and (B) shall not, in the aggregate, exceed the aggregate Series C-2 Liquidation Preference. For the avoidance of doubt, this Section 2(c)(viii) shall only apply to the extent the per-share value to be distributed is an amount that is less than the Series C-2 Liquidation Preference, after giving effect to Section 4(b)(ii).

(ix)    Notwithstanding anything else herein to the contrary, if the per- share value of the stock, cash, other assets or any combination thereof to be distributed to the holders of Series C-3 Preferred Stock for each share of Series C-3 Preferred Stock upon a Liquidation Transaction is an amount that is less than the Series C-3 Liquidation Preference, then the Corporation will notify each holder of Series C-3 Preferred Stock at least 10 days prior to the effective date of such Liquidation Transaction, and at the sole election of the holders of a majority of the Series C-3 Preferred Stock, (A) the Preferred Stock Conversion Price applicable to the Series C-3 Preferred Stock will be adjusted immediately prior to the Liquidation Transaction such that the total value of the securities to be received by the holders of Series C-3 Preferred Stock for each share of Series C-3 Preferred Stock will be equal to the Series C-3 Liquidation Preference, (B) the Corporation shall make a Cash Payment to the holders of each share of Series C-3 Preferred Stock such that the value of the securities to be received by the holders of the Series C-3 Preferred Stock for each share of Series C-3 Preferred Stock plus such Cash Payment will equal the Series C-3 Liquidation Preference or (C) a combination of the actions described in (A) and (B) shall be made, provided that the total amount of value received by such holders in any such combination of the actions described in (A) and (B) shall not, in the aggregate, exceed the Series C-3 Liquidation Preference. For the avoidance of doubt, this Section 2(c)(ix) shall only apply to the extent the per-share value to be distributed is an amount that is less than the Series C-3 Liquidation Preference, after giving effect to Section 4(b)(iii).

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(x)    Notwithstanding anything else herein to the contrary, if the per- share value of the stock, cash, other assets or any combination thereof to be distributed to the holders of Series D Preferred Stock for each share of Series D Preferred Stock upon a Liquidation Transaction is an amount that is less than the Series D Original Purchase Price, then the Corporation will notify each holder of Series D Preferred Stock at least 10 days prior to the effective date of such Liquidation Transaction, and at the sole election of the holders of a majority of the Series D Preferred Stock, (A) the Preferred Stock Conversion Price applicable to the Series D Preferred Stock will be adjusted immediately prior to the Liquidation Transaction such that the total value of the securities to be received by the holders of Series D Preferred Stock for each share of Series D Preferred Stock will be equal to the Series D Original Purchase Price, (B) the Corporation shall make a Cash Payment to the holders of each share of Series D Preferred Stock such that the value of the securities to be received by the holders of the Series D Preferred Stock for each share of Series D Preferred Stock plus such Cash Payment will equal the Series D Original Purchase Price or (C) a combination of the actions described in (A) and (B) shall be made, provided that the total amount of value received by such holders in any such combination of the actions described in (A) and (B) shall not, in the aggregate, exceed the Series D Original Purchase Price. For the avoidance of doubt, this Section 2(c)(x) shall only apply to the extent the per-share value to be distributed is an amount that is less than the Series D Original Purchase Price, after giving effect to Section 4(b)(iv).

(xi)    Notwithstanding anything else herein to the contrary, if the per- share value of the stock, cash, other assets or any combination thereof to be distributed to the holders of Series E Preferred Stock for each share of Series E Preferred Stock upon a Liquidation Transaction is an amount that is less than the Series E Original Purchase Price, then the Corporation will notify each holder of Series E Preferred Stock at least 10 days prior to the effective date of such Liquidation Transaction, and at the sole election of the holders of a majority of the Series E Preferred Stock, (A) the Preferred Stock Conversion Price applicable to the Series E Preferred Stock will be adjusted immediately prior to the Liquidation Transaction such that the total value of the securities to be received by the holders of Series E Preferred Stock for each share of Series E Preferred Stock will be equal to the Series E Original Purchase Price, (B) the Corporation shall make a Cash Payment to the holders of each share of Series E Preferred Stock such that the value of the securities to be received by the holders of the Series E Preferred Stock for each share of Series E Preferred Stock plus such Cash Payment will equal the Series E Original Purchase Price or (C) a combination of the actions described in (A) and (B) shall be made, provided that the total amount of value received by such holders in any such combination of the actions described in (A) and (B) shall not, in the aggregate, exceed the Series E Original Purchase Price. For the avoidance of doubt, this Section 2(c)(xi) shall only apply to the extent the per-share value to be distributed is an amount that is less than the Series E Original Purchase Price, after giving effect to Section 4(b)(v).

(xii)    For the purposes of the calculations set forth in Sections 2(c)(vii), (viii), (ix), (x), and (xi), the value of any securities or other consideration to be received upon conversion of the Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as applicable, shall be determined as follows: if the securities or other consideration to

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be received upon the Liquidation Transaction are not then publicly traded, then the value of the securities or other consideration to be received by the holders of Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as applicable, in the Liquidation Transaction shall be as determined by a nationally recognized third-party investment bank mutually agreeable to the Corporation, the holders of a majority of the Series C-1 Preferred Stock, Series C-2 Preferred Stock, Series D Preferred Stock, and Series E Preferred Stock, voting together on an as-converted basis.

3.    Redemption. The Preferred Stock is not redeemable at the option of the holder thereof.

4.    Conversion. The holders of the Preferred Stock shall have conversion rights as follows (the “Preferred Stock Conversion Rights”):

(a)    Right to Convert. Subject to Section 4(c), each share of Series Seed Preferred Stock, Series A Preferred Stock, and Series B Preferred Stock shall be convertible at the option of the holder thereof, at any time after the date of issuance of such shares, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Class A Common Stock as is determined by dividing (a) $0.0090625 (the “Series Seed Preferred Conversion Numerator”) in the case of the Series Seed Preferred Stock, (b) $0.07303 (the “Series A Preferred Conversion Numerator”) in the case of the Series A Preferred Stock, and (c) $0.354475 (the “Series B Preferred Conversion Numerator”) in the case of the Series B Preferred Stock by the Preferred Stock Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. Subject to Section 4(c), each share of Series C-1 Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Class A Common Stock as is determined by dividing $3.5635 (the “Series C-1 Preferred Conversion Numerator”) by the Preferred Stock Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. Subject to Section 4(c), each share of Series C-2 Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Class A Common Stock as is determined by dividing $2.8508 (the “Series C-2 Preferred Conversion Numerator”) by the Preferred Stock Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. Subject to Section 4(c), each share of Series C-3 Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Class A Common Stock as is determined by dividing $3.5635 (the “Series C-3 Preferred Conversion Numerator”) by the Preferred Stock Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. Subject to Section 4(c), each share of Series D Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Class A Common Stock

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

as is determined by dividing $15.51305 (the “Series D Preferred Conversion Numerator”) by the Preferred Stock Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. Subject to Section 4(c), each share of Series E Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Class A Common Stock as is determined by dividing $33.317575 (the “Series E Preferred Conversion Numerator”) by the Preferred Stock Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. Subject to Section 4(c), each share of Series F Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Class A Common Stock as is determined by dividing $39.638581 (the “Series F Preferred Conversion Numerator”) by the Preferred Stock Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. Subject to Section 4(c), each share of Series G Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Class A Common Stock as is determined by dividing $48.772228 (the “Series G Preferred Conversion Numerator”) by the Preferred Stock Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. Subject to Section 4(c), each share of Series G-1 Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Class A Common Stock as is determined by dividing $48.772228 (the “Series G-1 Preferred Conversion Numerator”) by the Preferred Stock Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. Subject to Section 4(c), each share of Series G-2 Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Class A Common Stock as is determined by dividing $48.772228 (the “Series G-2 Preferred Conversion Numerator”) by the Preferred Stock Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial “Preferred Stock Conversion Price” per share of the (i) Series Seed Preferred Stock shall be $0.0090625, (ii) Series A Preferred Stock shall be $0.07303, (iii) Series B Preferred Stock shall be $0.354475, (iv) Series C-1 Preferred Stock shall be $3.5635, (v) Series C-2 Preferred Stock shall be $2.8508, (vi) Series C-3 Preferred Stock shall be $3.5635, (vii) Series D Preferred Stock shall be $15.51305, (viii) Series E Preferred Stock shall be $33.317575, (ix) Series F Preferred Stock shall be $39.638581, (x) Series G Preferred Stock shall be $48.772228, (xi) Series G-1 Preferred Stock shall be $48.772228 and (xii) Series G-2 Preferred Stock shall be $48.772228. Such initial Preferred Stock Conversion Price shall be subject to adjustment as set forth in Section 4(d). The “Preferred Conversion Numerator” shall mean, as applicable to a series of Preferred Stock, the Series Seed Preferred Conversion Numerator, Series A Preferred Conversion Numerator, Series B Preferred Conversion Numerator, Series C-1 Preferred Conversion Numerator, Series C-2 Preferred Conversion Numerator, Series C-3 Preferred Conversion Numerator, Series D Preferred Conversion Numerator, Series E Preferred Conversion Numerator, Series F Preferred Conversion Numerator, Series G Preferred Conversion Numerator, Series G-1 Preferred Conversion Numerator or Series G-2 Preferred Conversion Numerator.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b)    Automatic Conversion. Each share of Preferred Stock shall automatically be converted into such number of shares of Class A Common Stock as is determined by dividing (i) the Preferred Conversion Numerator applicable to such share, by (ii) the Preferred Stock Conversion Price applicable to such share, at the time in effect for such share, as determined by Section 4(a) and Section 4(d), immediately upon the earlier of (a “Preferred Stock Conversion Event”) (x) except as provided below in Section 4(c), immediately prior to the closing of the Corporation’s sale of its Class A Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) which results in aggregate cash proceeds to the Corporation of not less than $30,000,000 (net of underwriting discounts and commissions) on a national securities exchange registered with the Securities and Exchange Commission (a “Qualified IPO”) or (y) the date, or the occurrence of an event, specified by written consent or agreement of the holders of a majority of the then outstanding shares of Preferred Stock (voting together as a single class and on an as-converted basis).

(i)    If the per-share value of the stock, cash, other assets or any combination thereof to be received by the holders of Series C-1 Preferred Stock for each share of Series C-1 Preferred Stock to be converted in such Preferred Stock Conversion Event is an amount that is less than the Series C-1 Liquidation Preference, then the Corporation will notify each holder of Series C-1 Preferred Stock at least 15 days prior to the effective date of such Preferred Stock Conversion Event, and at the sole election of the holders of a majority of the Series C-1 Preferred Stock, (A) the Preferred Stock Conversion Price applicable to the Series C-1 Preferred Stock will be adjusted immediately prior to the Preferred Stock Conversion Event such that the total value of the securities to be received by the holders of Series C-1 Preferred Stock for each share of Series C-1 Preferred Stock to be converted in such Preferred Stock Conversion Event will be equal to the Series C-1 Liquidation Preference, (B) the Corporation shall make a Cash Payment to the holders of each share of Series C-1 Preferred Stock such that the value of the securities to be received by the holders of the Series C-1 Preferred Stock for each share of Series C-1 Preferred Stock to be converted in such Preferred Stock Conversion Event plus such Cash Payment will equal the Series C-1 Liquidation Preference or (C) a combination of the actions described in (A) and (B) shall be made, provided that the total amount of value received by such holders in any such combination of the actions described in (A) and (B) shall not, in the aggregate, exceed the aggregate Series C-1 Liquidation Preference.

(ii)    If the per-share value of the stock, cash, other assets or any combination thereof to be received by the holders of Series C-2 Preferred Stock for each share of Series C-2 Preferred Stock to be converted in such Preferred Stock Conversion Event is an amount that is less than the Series C-2 Liquidation Preference, then the Corporation will notify each holder of Series C-2 Preferred Stock at least 15 days prior to the effective date of such Preferred Stock Conversion Event, and at the sole election of the holders of a majority of the Series C-2 Preferred Stock, (A) the Preferred Stock Conversion Price applicable to the Series C-2 Preferred Stock will be adjusted immediately prior to the Preferred Stock Conversion Event

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

such that the total value of the securities to be received by the holders of Series C-2 Preferred Stock for each share of Series C-2 Preferred Stock to be converted in such Preferred Stock Conversion Event will be equal to the Series C-2 Liquidation Preference, (B) the Corporation shall make a Cash Payment to the holders of each share of Series C-2 Preferred Stock such that the value of the securities to be received by the holders of the Series C-2 Preferred Stock for each share of Series C-2 Preferred Stock to be converted in such Preferred Stock Conversion Event plus such Cash Payment will equal the Series C-2 Liquidation Preference or (C) a combination of the actions described in (A) and (B) shall be made, provided that the total amount of value received by such holders in any such combination of the actions described in (A) and (B) shall not, in the aggregate, exceed the aggregate Series C-2 Liquidation Preference.

(iii)    If the per-share value of the stock, cash, other assets or any combination thereof to be received by the holders of Series C-3 Preferred Stock for each share of Series C-3 Preferred Stock to be converted in such Preferred Stock Conversion Event is an amount that is less than the Series C-3 Liquidation Preference, then the Corporation will notify each holder of Series C-3 Preferred Stock at least 15 days prior to the effective date of such Preferred Stock Conversion Event, and at the sole election of the holders of a majority of the Series C-3 Preferred Stock, (A) the Preferred Stock Conversion Price applicable to the Series C-3 Preferred Stock will be adjusted immediately prior to the Preferred Stock Conversion Event such that the total value of the securities to be received by the holders of Series C-3 Preferred Stock for each share of Series C-3 Preferred Stock to be converted in such Preferred Stock Conversion Event will be equal to the Series C-3 Liquidation Preference, (B) the Corporation shall make a Cash Payment to the holders of each share of Series C-3 Preferred Stock such that the value of the securities to be received by the holders of the Series C-3 Preferred Stock for each share of Series C-3 Preferred Stock to be converted in such Preferred Stock Conversion Event plus such Cash Payment will equal the Series C-3 Liquidation Preference or (C) a combination of the actions described in (A) and (B) shall be made, provided that the total amount of value received by such holders in any such combination of the actions described in (A) and (B) shall not, in the aggregate, exceed the aggregate Series C-3 Liquidation Preference.

(iv)    Solely if the shares of Series D Preferred Stock are converted to shares of Class A Common Stock pursuant to clause (y) of Section 4(b) (the “Vote Conversion Event”):

(A)    if the Vote Conversion Event is in connection with, or in anticipation of or contemplation of, any Liquidation Transaction (a “Liquidation Transaction Vote Conversion Event”), and the per-share value of the stock, cash, other assets or any combination thereof to be received by the holders of Series D Preferred Stock for each share of Series D Preferred Stock to be converted in the Liquidation Transaction Vote Conversion Event is an amount that is less than the Series D Original Purchase Price, then the Corporation will notify each holder of Series D Preferred Stock at least 15 days prior to the effective date of such Liquidation Transaction Vote Conversion Event, and at the sole election of the holders of a majority of the Series D Preferred Stock, (1) the Preferred Stock Conversion Price applicable to the Series D Preferred Stock will be adjusted immediately prior to the Liquidation Transaction Vote Conversion Event such that the total value of the securities to be received by the holders of Series D Preferred Stock for each share of Series D Preferred Stock to be converted in such Liquidation Transaction Vote Conversion Event will be equal to the Series D Original Purchase

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Price, (2) the Corporation shall make a Cash Payment to the holders of each share of Series D Preferred Stock such that the value of the securities to be received by the holders of the Series D Preferred Stock for each share of Series D Preferred Stock to be converted in such Liquidation Transaction Vote Conversion Event plus such Cash Payment will equal the Series D Original Purchase Price or (3) a combination of the actions described in (1) and (2) shall be made, provided that the total amount of value received by such holders in any such combination of the actions described in (1) and (2) shall not, in the aggregate, exceed the aggregate Series D Original Purchase Price; and

(B)    if the Vote Conversion Event is not a Liquidation Transaction Vote Conversion Event, the provisions of Section 4(b)(iv)(A) immediately above shall not apply, and the consent of the holders of a majority of the outstanding shares of Series D Preferred Stock shall be required to automatically convert the outstanding shares of Series D Preferred Stock.

The provisions of this Section 4(b)(iv) shall not apply if the shares of Series D Preferred Stock are converted to shares of Class A Common Stock pursuant to clause (x) of Section 4(b).

(v)    Solely if the shares of Series E Preferred Stock are converted to shares of Class A Common Stock pursuant to the Vote Conversion Event:

(A)     if the Vote Conversion Event is a Liquidation Transaction Vote Conversion Event, and the per-share value of the stock, cash, other assets or any combination thereof to be received by the holders of Series E Preferred Stock for each share of Series E Preferred Stock to be converted in the Liquidation Transaction Vote Conversion Event is an amount that is less than the Series E Original Purchase Price, then the Corporation will notify each holder of Series E Preferred Stock at least 15 days prior to the effective date of such Liquidation Transaction Vote Conversion Event, and at the sole election of the holders of a majority of the Series E Preferred Stock, (1) the Preferred Stock Conversion Price applicable to the Series E Preferred Stock will be adjusted immediately prior to the Liquidation Transaction Vote Conversion Event such that the total value of the securities to be received by the holders of Series E Preferred Stock for each share of Series E Preferred Stock to be converted in such Liquidation Transaction Vote Conversion Event will be equal to the Series E Original Purchase Price, (2) the Corporation shall make a Cash Payment to the holders of each share of Series E Preferred Stock such that the value of the securities to be received by the holders of the Series E Preferred Stock for each share of Series E Preferred Stock to be converted in such Liquidation Transaction Vote Conversion Event plus such Cash Payment will equal the Series E Original Purchase Price or (3) a combination of the actions described in (1) and (2) shall be made, provided that the total amount of value received by such holders in any such combination of the actions described in (1) and (2) shall not, in the aggregate, exceed the aggregate Series E Original Purchase Price; and

(B)    if the Vote Conversion Event is not a Liquidation Transaction Vote Conversion Event, the provisions of Paragraph (A) immediately above shall not apply, and the consent of the holders of a majority of the outstanding shares of Series E Preferred Stock shall be required to automatically convert the outstanding shares of Series E Preferred Stock.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

The provisions of this Section 4(b)(v) shall not apply if the shares of Series E Preferred Stock are converted to shares of Class A Common Stock pursuant to clause (x) of Section 4(b).

(vi)    Solely if the shares of Series F Preferred Stock are converted to shares of Class A Common Stock pursuant to the Vote Conversion Event that is not a Liquidation Transaction Vote Conversion Event, the consent of the holders of a majority of the outstanding shares of Series F Preferred Stock shall be required to automatically convert the outstanding shares of Series F Preferred Stock. The provisions of this Section 4(b)(vi) shall not apply if the shares of Series F Preferred Stock are converted to shares of Class A Common Stock pursuant to a Liquidation Transaction Vote Conversion Event or clause (x) of Section 4(b).

(vii)    Solely if the shares of Series G Preferred Stock are converted to shares of Class A Common Stock pursuant to the Vote Conversion Event that is not a Liquidation Transaction Vote Conversion Event, the consent of the holders of a majority of the outstanding shares of Series G Preferred Stock shall be required to automatically convert the outstanding shares of Series G Preferred Stock. The provisions of this Section 4(b)(vii) shall not apply if the shares of Series G Preferred Stock are converted to shares of Class A Common Stock pursuant to a Liquidation Transaction Vote Conversion Event or clause (x) of Section 4(b).

(viii)    Solely if the shares of Series G-1 Preferred Stock are converted to shares of Class A Common Stock pursuant to the Vote Conversion Event that is not a Liquidation Transaction Vote Conversion Event, the consent of the holders of a majority of the outstanding shares of Series G-1 Preferred Stock shall be required to automatically convert the outstanding shares of Series G-1 Preferred Stock. The provisions of this Section 4(b)(viii) shall not apply if the shares of Series G-1 Preferred Stock are converted to shares of Class A Common Stock pursuant to a Liquidation Transaction Vote Conversion Event or clause (x) of Section 4(b).

(ix)    Solely if the shares of Series G-2 Preferred Stock are converted to shares of Class A Common Stock pursuant to the Vote Conversion Event that is not a Liquidation Transaction Vote Conversion Event, the consent of the holders of a majority of the outstanding shares of Series G-2 Preferred Stock shall be required to automatically convert the outstanding shares of Series G-2 Preferred Stock. The provisions of this Section 4(b)(ix) shall not apply if the shares of Series G-2 Preferred Stock are converted to shares of Class A Common Stock pursuant to a Liquidation Transaction Vote Conversion Event or clause (x) of Section 4(b).

(x)    For the purposes of the calculations set forth in Sections 4(b)(i), (ii), (iii), (iv), and (v), the value of any securities or other consideration to be received upon conversion of the Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as applicable, shall be determined as follows: (x) if the Preferred Stock Conversion Event is a public offering and the Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as applicable, is to be converted into shares of the securities to be issued in the

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

public offering, then the value of such securities shall be equal to the final per share public offering price of such securities; and (y) if the securities or other consideration to be received upon conversion of the Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as applicable, are not then publicly traded and the applicable Preferred Stock Conversion Event is other than a public offering, then the value of the securities or other consideration to be received by the holders of Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as applicable, in the Preferred Stock Conversion Event shall be as determined by a nationally recognized third-party investment bank mutually agreeable to the Corporation, the holders of a majority of the Series C-1 Preferred Stock, Series C-2 Preferred Stock, Series D Preferred Stock, and Series E Preferred Stock, voting together on an as-converted basis.

(c)    Mechanic of Conversion. Before any holder of Preferred Stock shall be entitled to voluntarily convert such Preferred Stock into shares of Class A Common Stock, the holder shall surrender the certificate or certificates therefor, duly endorsed (or a reasonably acceptable affidavit and indemnity undertaking in the case of a lost, stolen or destroyed certificate), at the office of the Corporation or of any transfer agent for such series of Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Class A Common are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Class A Common Stock to which such holder shall be entitled as aforesaid and a certificate for the remaining number of shares of Preferred Stock if less than all of the Preferred Stock evidenced by the certificate were surrendered for conversion. Such conversion shall be deemed to have been made immediately prior to the close of business on (i) the date of such surrender of the shares of Preferred Stock to be converted or (ii) if applicable, the date of automatic conversion specified in Section 4(b) above, and the person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock as of such date. If the conversion is in connection with an underwritten public offering of securities registered pursuant to the Securities Act or a Liquidation Transaction the conversion may, at the option of any holder tendering such Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering or the closing of such Liquidation Transaction, in which event any persons entitled to receive Class A Common Stock upon conversion of such Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities or such Liquidation Transaction.

(d)    Preferred Stock Conversion Price Adjustments for Certain Dilutive Issuances, Splits and Combinations. The Preferred Stock Conversion Price shall be subject to adjustment from time to time as follows:

(i)    Issuance of Additional Stock below Purchase Price. If the Corporation should issue, at any time after the Effective Time, any Additional Stock (as defined below) without consideration or for a consideration per share less than the Preferred Stock Conversion Price applicable to a series of Preferred Stock in effect immediately prior to the issuance of such Additional Stock, the Preferred Stock Conversion Price for such series in effect immediately prior to each such issuance shall automatically be adjusted as set forth in this Section 4(d)(i), unless otherwise provided in this Section 4(d)(i).

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(A)    Adjustment Formula. Whenever the Preferred Stock Conversion Price for a series of Preferred Stock is adjusted pursuant to this Section 4(d)(i), the new Preferred Stock Conversion Price with respect to such series shall be determined by multiplying the Preferred Stock Conversion Price then in effect for such series by a fraction, (x) the numerator of which shall be the number of shares of Class A Common Stock outstanding immediately before such issuance (the “Outstanding Common”) plus the number of shares of Class A Common Stock that the aggregate consideration received by the Corporation for such issuance would purchase at such Preferred Stock Conversion Price; and (y) the denominator of which shall be the number of shares of Outstanding Common plus the number of shares of such Additional Stock. For purposes of the foregoing calculation, the term “Outstanding Common” shall include shares of Class A Common Stock deemed issued pursuant to Section 4(d)(i)(E) below.

(B)    Definition of “Additional Stock”. For purposes of this Section 4(d)(i), “Additional Stock” shall mean any shares of Class A Common Stock issued (or deemed to have been issued pursuant to Section 4(d)(i)(E)) by the Corporation after the Effective Time other than:

(1)    Shares of Class A Common Stock issuable or issued upon conversion of the Preferred Stock;

(2)    Shares of Class A Common Stock (as adjusted for stock splits, stock dividends, reclassification and the like) issuable or issued to employees, officers, consultants or directors of the Corporation or other persons performing services for the Corporation, pursuant to a stock option plan or restricted stock plan approved by a majority of the Voting Directors then in office;

(3)    Shares of Class A Common Stock issued upon exercise of options, warrants or convertible securities outstanding on the date hereof;

(4)    Shares of Class A Common Stock issued pursuant to stock dividends, stock splits or similar transactions, as described in Section 4(d)(ii) hereof;

(5)    Shares of Class A Common Stock, or warrants or options to purchase shares of Class A Common Stock, issued pursuant to the acquisition of another corporation or entity pursuant to a consolidation, merger, purchase of all or substantially all the assets of such entity, or other reorganization in which the Corporation acquires, in a single transaction or series of related transactions, all or substantially all of the assets of such entity or 50% or more of the equity ownership in such entity, provided that such transaction or series of transactions has been approved by a majority of the Voting Directors then in office or a majority of the Voting Directors comprising a duly authorized committee of the Board of Directors of the Corporation (the “Board of Directors”);

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(6)    Shares of Class A Common Stock, or warrants or options to purchase shares of Class A Common Stock, issued to parties that are (i) actual or potential suppliers or customers, strategic partners investing in connection with a commercial relationship with the Corporation or (ii) providing the Corporation with equipment leases, real property leases, loans, credit lines, guaranties of indebtedness, cash price reductions or similar transactions, under arrangements, in each case approved by a majority of the Voting Directors then in office;

(7)    Shares of Class A Common Stock, or warrants or options to purchase shares of Class A Common Stock, issued in a Qualified IPO;

(8)    Shares of Class A Common Stock, or warrants or options to purchase shares of Class A Common Stock, issued to persons or entities who do not at the time of issuance hold any capital stock of the Corporation (or securities convertible into such capital stock), which issuances are primarily for non-equity financing purposes and are unanimously approved by the Voting Directors, a majority of the then outstanding shares of Series C-1 Preferred Stock, a majority of the then outstanding shares of Series C-2 Preferred Stock, a majority of the then outstanding shares of Series D Preferred Stock, a majority of the then outstanding shares of Series E Preferred Stock, a majority of the then outstanding shares of Series F Preferred Stock, a majority of the then outstanding shares of Series G Preferred Stock, a majority of the then outstanding shares of Series G-1 Preferred Stock and a majority of the then outstanding shares of Series G-2 Preferred Stock and such approvals of the Voting Directors and the holders of Series C-1 Preferred Stock, Series C-2 Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series G-1 Preferred Stock and Series G-2 Preferred Stock specifically state that such shares are excluded from the definition of “Additional Stock;” or

(9)    Shares of Class A Common Stock or securities directly or indirectly convertible into or exchangeable for shares of Class A Common Stock issued pursuant to the certain Series G-2 Preferred Stock Issuance Agreement, by and among the Corporation and the parties thereto, dated on or about the Effective Time.

(C)    No Fractional Adjustments. No adjustment of the Preferred Stock Conversion Price shall be made in an amount less than one-hundredth of one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three years from the date of the event giving rise to the adjustment being carried forward or at such earlier date as all outstanding shares of Preferred Stock shall be converted into Class A Common Stock.

(D)    Determination of Consideration. In the case of the issuance of Class A Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof. In the case of the issuance of the Class A Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by a majority of the Voting Directors then in office, irrespective of any accounting treatment.

(E)    Deemed Issuances of Class A Common Stock. In the case of the issuance (whether before, on or after the Effective Time) of securities or rights convertible into, or exchangeable or exercisable for, or entitling the holder thereof to receive, directly or indirectly, additional shares of Class A Common Stock (the “Common Stock Equivalents”), the following provisions shall apply for all purposes of this Section 4(d)(i):

(1)    The aggregate maximum number of shares of Class A Common Stock deliverable upon conversion, exchange or exercise (assuming the satisfaction of any conditions to convertibility, exchangeability or exercisability, including, without limitation, the passage of time, and including the effect of antidilution adjustments that have already been made) of any Common Stock Equivalents and subsequent conversion, exchange or exercise thereof shall be deemed to have been issued at the time such Common Stock Equivalents were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such Common Stock Equivalents (excluding any cancellation of debt), plus the minimum additional consideration, if any, to be received by the Corporation (but including the effect of antidilution adjustments that have already been made) upon the conversion, exchange or exercise of any Common Stock Equivalents (the consideration in each case to be determined in the manner provided in Section 4(d)(i)(D)).

(2)    In the event of any change in the number of shares of Class A Common Stock deliverable or in the consideration payable to the Corporation upon conversion, exchange or exercise of any Common Stock Equivalents, other than a change resulting from the antidilution provisions thereof, the Preferred Stock Conversion Price, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Class A Common Stock or any payment of such consideration upon the conversion, exchange or exercise of such Common Stock Equivalents.

(3)    Upon the termination or expiration of the convertibility, exchangeability or exercisability of any Common Stock Equivalents, the Preferred Stock Conversion Price, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect the issuance of only the number of shares of Class A Common Stock (and Common Stock Equivalents that remain convertible, exchangeable or exercisable) actually issued upon the conversion, exchange or exercise of such Common Stock Equivalents.

(4)    The number of shares of Class A Common Stock deemed issued and the consideration deemed paid therefor pursuant to Section 4(d)(i)(E)(l) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Section 4(d)(i)(E)(2) or 4(d)(i)(E)(3).

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(5)    With respect to the issuance of debt securities convertible into shares of the Corporation’s capital stock (“Convertible Debt Securities”) where the number of shares is either (a) determined by reference to an event occurring after the issuance of the Convertible Debt Securities or (b) not determined until the maturity date of the Convertible Debt Securities, then an adjustment pursuant to this Section 4(d)(i), if any, shall only take place upon the issuance of the shares resulting from the conversion of the Convertible Debt Securities (and no adjustment pursuant to this Section 4(d)(i), if any, shall take place upon the issuance of the Convertible Debt Securities); provided, that, if the issuance of the shares resulting from the conversion of the Convertible Debt Securities (the “Convertible Debt Shares”) occurs on the same day as the conversion of the shares of Preferred Stock into shares of Common Stock, then the Convertible Debt Shares shall be deemed to have been issued immediately prior to the conversion of the shares of Preferred Stock into shares of Common Stock and, accordingly, an adjustment of the Preferred Stock Conversion Price of any series of Preferred Stock pursuant to Section 4(d)(i), if any, shall take place prior to conversion of the shares of Preferred Stock into shares of Common Stock.

(F)    No Increased Conversion Price. Notwithstanding any other provisions of this Section 4(d)(i), except to the limited extent provided for in Sections 4(d)(i)(E)(2) and 4(d)(i)(E)(3), no adjustment of the Preferred Stock Conversion Price of any series of Preferred Stock pursuant to this Section 4(d)(i) shall have the effect of increasing the Preferred Stock Conversion Price of such series above the Preferred Stock Conversion Price of such series in effect immediately prior to such adjustment.

(ii)    Stock Splits and Dividends. In the event the Corporation should at any time after the Effective Time fix a record date for (A) the effectuation of a split or subdivision of the outstanding shares of Class A Common Stock or (B) the determination of holders of Class A Common Stock entitled to receive a dividend or other distribution payable in additional shares of Class A Common Stock or Common Stock Equivalents without payment of any consideration by such holder other than in the form of Corporation securities, for the additional shares of Class A Common Stock or the Common Stock Equivalents (including the additional shares of Class A Common Stock issuable upon exchange, conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Preferred Stock Conversion Price shall be appropriately decreased so that the number of shares of Class A Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Class A Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with, if applicable, the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in Section 4(d)(i)(E).

(iii)    Reverse Stock Splits. If the number of shares of Class A Common Stock outstanding at any time after the Effective Time is decreased by a reverse stock split or combination of the outstanding shares of Class A Common Stock, then, following the record date of such combination, the Preferred Stock Conversion Price shall be appropriately increased so that the number of shares of Class A Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares of Class A Common Stock.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(e)    Other Distributions. In the event the Corporation shall declare a distribution (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or in Section 2 of this Article IV(B)) payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 4(d)(i) or 4(d)(ii), then, in each such case for the purpose of this Section 4(e), the holders of Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Class A Common Stock of the Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Class A Common Stock of the Corporation entitled to receive such distribution (or the date of such distribution if no record date is set).

(f)    Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Class A Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or in Section 2 of this Article IV(B)) provision shall be made so that the holders of the Preferred Stock shall thereafter be entitled to receive upon conversion of such Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Class A Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of such Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Preferred Stock Conversion Price then in effect and the number of shares issuable upon conversion of such Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

(g)    No Fractional Shares and Certificate as to Adjustments.

(i)    No fractional shares shall be issued upon the conversion of any share or shares of the Preferred Stock, and the number of shares of Class A Common Stock to be issued shall be rounded down to the nearest whole share. The number of shares issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Class A Common Stock and the number of shares of Class A Common Stock issuable upon such aggregate conversion. If the conversion would result in any fractional share, the Corporation shall, in lieu of issuing any such fractional share, pay the holder thereof an amount in cash equal to the fair market value of such fractional share on the date of conversion, as determined in good faith by a majority of the Voting Directors then in office.

(ii)    Upon the occurrence of each adjustment or readjustment of the Preferred Stock Conversion Price pursuant to this Section 4, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms

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hereof and prepare and furnish to each holder of such series of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Preferred Stock Conversion Price at the time in effect, and (C) the number of shares of Class A Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of such series of Preferred Stock.

(h)    Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Preferred Stock, at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(i)    Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Amended and Restated Certificate of Incorporation.

(j)    Notices. Any notice required by the provisions of this Amended and Restated Certificate of Incorporation to be given to the holders of shares of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

(k)    Waiver of Adjustment to Preferred Stock Conversion Price. Notwithstanding anything herein to the contrary, (i) any downward adjustment of the Preferred Stock Conversion Price for the Series Seed Preferred Stock may be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of a majority of the outstanding shares of Series Seed Preferred Stock (voting together as a single class on an as-converted basis); (ii) any downward adjustment of the Preferred Stock Conversion Price for the Series A Preferred Stock may be waived, either prospectively or

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

retroactively and either generally or in a particular instance, by the consent or vote of the holders of a majority of the outstanding shares of Series A Preferred Stock (voting together as a single class on an as-converted basis); (iii) any downward adjustment of the Preferred Stock Conversion Price for the Series B Preferred Stock may be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of a majority of the outstanding shares of Series B Preferred Stock (voting together as a single class on an as-converted basis); (iv) any downward adjustment of the Preferred Stock Conversion Price for the Series C-1 Preferred Stock may only be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of a majority of the outstanding shares of Series C-1 Preferred Stock (voting together as a single class on an as-converted basis), (v) any downward adjustment of the Preferred Stock Conversion Price for the Series C-2 Preferred Stock may only be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of a majority of the outstanding shares of Series C-2 Preferred Stock (voting together as a single class on an as-converted basis), (vi) any downward adjustment of the Preferred Stock Conversion Price for the Series D Preferred Stock may only be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of a majority of the outstanding shares of Series D Preferred Stock (voting together as a single class on an as-converted basis), (vii) any downward adjustment of the Preferred Stock Conversion Price for the Series E Preferred Stock may only be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of a majority of the outstanding shares of Series E Preferred Stock (voting together as a single class on an as-converted basis), (viii) any downward adjustment of the Preferred Stock Conversion Price for the Series F Preferred Stock may only be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of a majority of the outstanding shares of Series F Preferred Stock (voting together as a single class on an as-converted basis), (ix) any downward adjustment of the Preferred Stock Conversion Price for the Series G Preferred Stock may only be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of a majority of the outstanding shares of Series G Preferred Stock (voting together as a single class on an as-converted basis), (x) any downward adjustment of the Preferred Stock Conversion Price for the Series G-1 Preferred Stock may only be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of a majority of the outstanding shares of Series G-1 Preferred Stock (voting together as a single class on an as-converted basis) and (xi) any downward adjustment of the Preferred Stock Conversion Price for the Series G-2 Preferred Stock may only be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of a majority of the outstanding shares of Series G-2 Preferred Stock (voting together as a single class on an as-converted basis). Any such waiver shall bind all future holders of shares of the Series Seed Preferred Stock, Series A Preferred Stock, Series B Preferred Stock, Series C-1 Preferred Stock, Series C-2 Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series G-1 Preferred Stock or Series G-2 Preferred Stock, as applicable.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

5.    Voting Rights.

(a)    General Voting Rights. Except as expressly provided by this Amended and Restated Certificate of Incorporation or as provided by law, (i) the holders of Series Seed Preferred Stock, Series A Preferred Stock, and Series B Preferred Stock shall have the right to 10 votes for each share of Class B Common Stock into which such Series Seed Preferred Stock, Series A Preferred Stock and Series B Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equivalent to those of the holders of Class B Common Stock and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation; provided, however, that following the Class B Automatic Conversion Event (as defined below), the holders of Series Seed Preferred Stock, Series A Preferred Stock, and Series B Preferred Stock shall have the right to 1 vote for each share of Class A Common Stock into which such Series Seed Preferred Stock, Series A Preferred Stock and Series B Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equivalent to those of the holders of Class A Common Stock and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation, and (ii) the holders of Series C-1 Preferred Stock, Series C-2 Preferred Stock, Series C-3 Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock and Series G-1 Preferred Stock shall have the right to one vote for each share of Class A Common Stock into which such Series C-1 Preferred Stock, Series C-2 Preferred Stock, Series C-3 Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock or Series G-1 Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equivalent to those of the holders of Class A Common Stock and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation. Except as expressly provided by this Amended and Restated Certificate of Incorporation or as provided by law, the holders of Class A Common Stock, Class B Common Stock and Preferred Stock shall vote together as a single class on an as converted basis on all matters upon which holders of Class A Common Stock, Class B Common Stock and Preferred Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half and greater being rounded upward).

(b)    Election of Directors; Voting of Directors. The authorized number of directors of the Board of Directors shall be seventeen (17). For so long as at least 40,000,000 shares of Series A Preferred Stock and/or shares of Common Stock issued upon conversion thereof are outstanding (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the Effective Time), the holders of Series A Preferred Stock (voting together as a separate class and on an as-converted basis) shall be entitled to elect one (1) director of the Corporation (the director elected by holders of Series A Preferred Stock, the “Series A Director”) at any election of directors. For so long as at least 8,000,000 shares of Series C-2 Preferred Stock are outstanding (as adjusted for stock splits, stock dividends, reclassification and the like occurring after the Effective Time), the holders of Series C-2 Preferred Stock (voting together as a separate class and on an as-converted basis) shall be entitled to elect one (1) director of the Corporation (the director elected by holders of Series C-2 Preferred Stock,

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

the “Series C-2 Director”). Provided that the holders of Series G-1 Preferred Stock purchase at least 134,246,982 shares of Common Stock and Preferred Stock (as adjusted for any stock split, dividend, combination or other recapitalization) pursuant to certain Master Investment Agreement, by and between the Corporation and the Investors listed thereto, dated as of November 12, 2017 (the “Master Investment Agreement”), the holders of Series G-1 Preferred Stock (voting together as a separate class and on an as-converted basis) shall be entitled to elect one (1) director of the Corporation (the “Series G-1 Director” and, together with the Series A Director, and the Series C-2 Director, the “Approval Preferred Directors”); provided, that notwithstanding anything to the contrary herein, the holders of Series G-1 Preferred Stock shall not be entitled to elect the Series G-1 Director (and such seat shall be left vacant) until the Regulatory Approval has been obtained. Provided that the holders of Series G-1 Preferred Stock purchase at least 214,795,170 shares of Common Stock and Preferred Stock (as adjusted for any stock split, dividend, combination or other recapitalization) pursuant to the Master Investment Agreement, the holders of Series G-1 Preferred Stock (voting together as a separate class and on an as-converted basis) shall be entitled to elect one (1) additional director of the Corporation (the “Additional Series G-1 Director” and, together with the Series A Director, the Series C-2 Director and the Series G-1 Director, the “Preferred Directors,” and each, a “Preferred Director”); provided, that notwithstanding anything to the contrary herein, the holders of Series G-1 Preferred Stock shall not be entitled to elect the Additional Series G-1 Director (and such seat shall be left vacant) until the Regulatory Approval has been obtained. At any election of directors, the holders of a majority of the Class A Common Stock and (until the Class B Automatic Conversion Event) the Class B Common Stock (voting together as a single class) shall be entitled to elect (i) two (2) directors of the Corporation who shall be designated “Non-Voting Common Directors” (each director designated as a Non-Voting Common Director hereunder, a “Non-Voting Common Director”) and (ii) thirteen (13) directors of the Corporation who shall be designated “Voting Common Directors” (each director designated as a Voting Common Director hereunder, a “Voting Common Director,” and the Voting Common Directors and the Preferred Directors, collectively, the “Voting Directors”). Notwithstanding anything to the contrary contained herein, neither the holders of Series Seed Preferred Stock, Series B Preferred Stock, Series C-1 Preferred Stock, Series C-3 Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock will be entitled to vote in the election or removal of any directors of the Corporation.

(c)    Notwithstanding the provisions of Section 223(a)(l) and 223(a)(2) of the Delaware General Corporation Law, any vacancy, including newly created directorships resulting from any increase in the authorized number of directors or amendment of this Amended and Restated Certificate of Incorporation, and vacancies created by removal or resignation of a director, may be filled by a majority of the Voting Directors then in office, though less than a quorum, or by a sole remaining Voting Director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. Any director may be removed during his or her term of office, either with or without cause; provided, however that, in addition to any other vote required by law, any director elected by a separate class or series of capital stock of the Corporation may only be removed without cause by the affirmative vote of the holders of (i) a majority of the shares of the class or series of capital stock of the Corporation entitled to elect

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

such director or (ii) a majority of all of the Corporation’s outstanding shares of capital stock, voting together on an as-converted to Common Stock basis, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of stockholders, and any vacancy with respect to such a director, however created, may be filled by the holders of a majority of the class or series of stock entitled to elect such director or directors represented at the meeting or pursuant to written consent.

(d)    Subject to Section (B)5(e) below, each of the Preferred Directors shall be entitled to one (1) vote with respect to each matter before the Board of Directors (or any committee of the Board of Directors of which any such Preferred Director is a member), whether by meeting or pursuant to written consent. Subject to Section (B)5(e) below, each of the Voting Common Directors shall be entitled to one (1) vote with respect to each matter before the Board of Directors (or any committee of the Board of Directors of which any such Voting Common Director is a member), whether by meeting or pursuant to written consent. Any Non-Voting Common Director shall not be entitled to any vote with respect to any matter before the Board of Directors (or any committee of the Board of Directors of which any such Non-Voting Common Director is a member), whether by meeting or pursuant to written consent. For the avoidance of doubt, it is specifically intended by the Corporation that, subject to, and except as set forth in, Section (B)5(e) below, for all purposes, including, without limitation, (i) in determining the existence of a quorum for any meeting of the Board of Directors or any committee thereof, and (ii) in any requirement for approval or consent of, or a determination or other action by, the Board of Directors or any committee thereof, every reference, whether pursuant to the Delaware General Corporation Law, this Amended and Restated Certificate of Incorporation, the Corporation’s bylaws or any contractual arrangement, to a majority or other proportion of the Board of Directors, the members of the Board of Directors or any committee thereof, in each case, shall mean a majority or, as applicable, such other proportion of the votes of the Voting Directors (the “Board Voting Structure”). To the extent the Board Voting Structure is inconsistent with or conflicts with any other provision of the Bylaws of the Corporation or this Amended and Restated Certificate of Incorporation, the Board Voting Structure shall govern and control over any such provisions.

(e)    Notwithstanding anything to the contrary herein, at all properly called meetings of the Board of Directors at which a quorum is established, the Chairperson (as defined in the Voting Agreement) (or, if there is no Chairperson in office, the CEO Director (as defined in the Voting Agreement)) shall have the tie-breaking vote if the Board of Directors is deadlocked on any matter requiring the approval of the Board of Directors or a committee thereof (on which the Chairperson serves), or a majority of the Voting Directors, as the case may be. For the purpose of this paragraph, the Board of Directors or a committee thereof, or a majority of the Voting Directors, shall be considered “deadlocked” with respect to a particular matter brought before a properly called meeting of the Board of Directors or a committee thereof at which a quorum is established, if the number of votes “in favor” of, or affirming, such matter is equal to the number of votes “against,” or dissenting upon, such matter, with “abstentions” included as votes “against.”

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

6.    Protective Provisions.

(a)    So long as shares of Preferred Stock are outstanding (as adjusted for stock splits, stock dividends, reclassification and the like), the Corporation shall not (by amendment, merger, reclassification, consolidation or otherwise, either directly or indirectly by subsidiary), without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Preferred Stock, voting together as a single class and on an as-converted basis:

(i)    liquidate, dissolve or wind-up the business and affairs of the Corporation;

(ii)    effect any merger or consolidation of the Corporation with or into one or more other entities in which the stockholders of the Corporation immediately prior to such event hold, immediately after, stock representing less than a majority of the voting power of the outstanding stock of the surviving entity (other than for purposes of changing the Corporation’s domicile and other than pursuant to a sale of all or substantially all of the Corporation’s assets) that would result in proceeds to the holders of any series of Preferred Stock of less than the Original Purchase Price of such series of Preferred Stock;

(iii)    the sale of all or substantially all of the Corporation’s assets that would result in proceeds to the holders of any series of Preferred Stock of less than the Original Purchase Price of such series of Preferred Stock;

(iv)    amend, alter or repeal any provision of this Amended and Restated Certificate of Incorporation or Bylaws of the Corporation so as to materially and adversely affect the Preferred Stock;

(v)    create or authorize the creation of any additional class or series of shares of stock senior to the Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation and with respect to the payment of dividends, redemption rights and voting rights, other than in connection with a bona fide equity financing transaction or series of related transactions;

(vi)    reclassify any outstanding shares or securities into shares having rights, preferences or privileges senior to or on parity with the preferences of the Preferred Stock;

(vii)    purchase or redeem or pay or declare any dividend or make any distribution on, any shares of stock other than the Preferred Stock as expressly authorized herein, or permit any subsidiary of the Corporation to take any such action, other than (i) dividends or other distributions payable on the Class A Common Stock solely in the form of additional shares of Class A Common Stock, (ii) securities repurchased from former employees, officers, directors, consultants or other persons who performed services for the Corporation or any subsidiary in connection with the cessation of such employment or service at the lower of the original purchase price or the then-current fair market value thereof, pursuant to plans or agreements approved by a majority of the Voting Directors then in office or (iii) securities repurchased by the Corporation as approved by a majority of the Voting Directors then in office, including at least two Approval Preferred Directors (so long as neither such

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Pursuant to 17 C.F.R. Section 200.83

Approval Preferred Director whose approval is relied upon for the foregoing proviso of this clause (iii) nor any of his or her affiliates participates in such repurchase, and if all Approval Preferred Directors (or their affiliates) participate in such repurchase, then this clause (iii) shall be inapplicable);

(viii)    amend the Bylaws of the Corporation to, or take any other action to, increase or decrease the authorized number of Voting Directors of the Board of Directors to a number of Voting Directors greater or less than seventeen (17) Voting Directors;

(ix)    cause the Corporation to enter into any transaction with any current or former officer, director or any stockholder of the Corporation who owns more than 5% of the Corporation’s capital stock as of the date of such transaction, calculated on an as-converted to Common Stock basis, or any of such person’s affiliates or family members or any trust for the benefit of any of the foregoing, unless such transaction has been approved by all of the disinterested Voting Directors then in office; or

(x)    permit any subsidiary to do any of the foregoing.

(b)    The Corporation shall not (by amendment, merger, reclassification, consolidation or otherwise, either directly or indirectly by subsidiary) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series A Preferred Stock, voting as a single class, (i) alter or change the powers, preferences or special rights of the shares of Series A Preferred under this Amended and Restated Certificate of Incorporation or Bylaws of the Corporation so as to affect the holders of Series A Preferred Stock adversely as set forth in Section 242 of the Delaware General Corporation Law, but not so affect the other series of Preferred Stock, or (ii) increase or decrease the number of authorized shares of Series A Preferred Stock.

(c)    The Corporation shall not (by amendment, merger, reclassification, consolidation or otherwise, either directly or indirectly by subsidiary) (i) without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series B Preferred Stock, voting as a single class, alter or change the powers, preferences or special rights of the shares of Series B Preferred under this Amended and Restated Certificate of Incorporation or Bylaws of the Corporation so as to affect the holders of Series B Preferred Stock adversely as set forth in Section 242 of the Delaware General Corporation Law, but not so affect the other series of Preferred Stock, or (ii) without first obtaining the written consent of a holder of shares of Series B Preferred Stock, amend, alter or repeal any provision of this Amended and Restated Certificate of Incorporation or Bylaws of the Corporation in a manner that adversely and disproportionately affects such holder vis-à-vis any other holder of shares of Series B Preferred Stock. In addition, any action that has the effect of reducing the Series B Preferred Stock Liquidation Preference amount under Section (B)2(a) of this Article IV above, including without limitation a forced conversion of the Series B Preferred Stock into Class A Common Stock in connection with or in contemplation of a Liquidation Transaction, shall require the vote of the holders of a majority of the then outstanding shares of Series B Preferred Stock.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(d)    The Corporation shall not (by amendment, merger, reclassification, consolidation or otherwise, either directly or indirectly by subsidiary), without first obtaining the approval (by vote or written consent, as provided by law) of (x) (i) prior to a Qualified IPO, the holders of at least two-thirds of the issued and outstanding capital stock of the Corporation (with the holders of Preferred Stock participating on an as-converted basis) and (ii) following a Qualified IPO, the affirmative vote at least two-thirds of the capital stock of the corporation voting on such matter (y) two-thirds of the then-serving Voting Directors, amend, alter or repeal (A) Sections 3.14, 4.1, 5.2, 5.3, 5.6, 8.12(e), 8.13(i) or Article IX of the Bylaws of the Corporation, (B) Section (B)5 of this Article IV, (C) Section (B)7 of this Article IV or (D) this Section (B)6(d), in each case, as may be amended from time to time.

(e)    The Corporation shall not (by amendment, merger, reclassification, consolidation or otherwise, either directly or indirectly by subsidiary), without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series C-1 Preferred Stock, voting together as a single class:

(i)    amend, alter or repeal Article IV, Section (B)4(d) of this Amended and Restated Certificate of Incorporation so as to affect the holders of Series C-1 Preferred Stock adversely;

(ii)    amend, alter or repeal any provision of this Amended and Restated Certificate of Incorporation or Bylaws of the Corporation so as to affect the holders of Series C-1 Preferred Stock adversely as set forth in Section 242 of the Delaware General Corporation Law, but not so affect the other series of Preferred Stock;

(iii)    effect any Liquidation Transaction that would result in proceeds per share to the holders of Series C-1 Preferred Stock of less than the Series C-1 Liquidation Preference; provided, however, that approval of such a transaction by holders of Series C-1 Preferred Stock shall in no way prejudice the rights of the holders of Series C-1 Preferred Stock under Article IV, Section (B)2(c)(vii) or the rights of the holders of Series C-2 Preferred Stock under Article IV, Section (B)2(c)(viii);

(iv)    increase or decrease the number of authorized shares of Series C-1 Preferred Stock; or

(v)    amend, alter or repeal Article IV, Sections (B)4(b)(i), (B)4(b)(viii), (B)2(c)(vii), or (B)2(c)(xii) of this Amended and Restated Certificate of Incorporation so as to affect the holders of Series C-1 Preferred Stock adversely.

(f)     The Corporation shall not (by amendment, merger, reclassification, consolidation or otherwise, either directly or indirectly by subsidiary), without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series C-2 Preferred Stock, voting together as a single class:

(i)    amend, alter or repeal Article IV, Section (B)4(d) of this Amended and Restated Certificate of Incorporation so as to affect the holders of Series C-2 Preferred Stock adversely;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(ii)    amend, alter or repeal any provision of this Amended and Restated Certificate of Incorporation or Bylaws of the Corporation so as to affect the holders of Series C-2 Preferred Stock adversely as set forth in Section 242 of the Delaware General Corporation Law, but not so affect the other series of Preferred Stock;

(iii)    increase or decrease the number of authorized shares of Series C-2 Preferred Stock; or

(iv)    amend, alter or repeal Article IV, Sections (B)4(b)(ii), (B)4(b)(ix), (B)2(c)(viii), or (B)2(c)(xii) of this Amended and Restated Certificate of Incorporation so as to affect the holders of Series C-2 Preferred Stock adversely.

(g)    The Corporation shall not (by amendment, merger, reclassification, consolidation or otherwise, either directly or indirectly by subsidiary), without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series C-3 Preferred Stock, voting together as a single class:

(i)    amend, alter or repeal any provision of this Amended and Restated Certificate of Incorporation or Bylaws of the Corporation so as to affect the holders of Series C-3 Preferred Stock adversely as set forth in Section 242 of the Delaware General Corporation Law, but not so affect the other series of Preferred Stock; or

(ii)    amend, alter or repeal Article IV, Sections (B)4(b)(iii), (B)4(b)(ix), (B)2(c)(ix), or (B)2(c)(xii) of this Amended and Restated Certificate of Incorporation so as to affect the holders of Series C-3 Preferred Stock adversely.

(h)    The Corporation shall not (by amendment, merger, reclassification, consolidation or otherwise, either directly or indirectly by subsidiary), without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series D Preferred Stock, voting together as a single class:

(i)    Amend, alter or repeal Article IV, Section (B)4(d) of this Amended and Restated Certificate of Incorporation so as to affect the holders of Series D Preferred Stock adversely;

(ii)    amend, alter or repeal any provision of this Amended and Restated Certificate of Incorporation or Bylaws of the Corporation so as to affect the holders of Series D Preferred Stock adversely as set forth in Section 242 of the Delaware General Corporation Law, but not so affect the other series of Preferred Stock;

(iii)    increase or decrease the number of authorized shares of Series D Preferred Stock;

(iv)    amend, alter or repeal Article IV, Sections (B)4(b)(iv), (B)4(b)(viii), (B)2(c)(x), or (B)2(c)(xii) of this Amended and Restated Certificate of Incorporation so as to affect the holders of Series D Preferred Stock adversely; or

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(v)    amend, alter or repeal (A) Article IV, Section (B)2(a) of this Amended and Restated Certificate of Incorporation (other than as a result of the creation or authorization of shares of any new class of Preferred Stock and the inclusion in Article IV, Section (B)2(a) of this Amended and Restated Certificate of Incorporation of such Preferred Stock and the original issue price of such Preferred Stock and the amendment to the definition of Original Issue Price to include reference to the original issue price of such Preferred Stock) or (B) the antepenultimate sentence of Article IV, Section (B)4(a) of this Amended and Restated Certificate of Incorporation (other than as a result of the creation or authorization of shares of any class of Preferred Stock and amendment to the definition of Preferred Stock Conversion Price to include reference to the conversion price of such Preferred Stock).

(i)    The Corporation shall not (by amendment, merger, reclassification, consolidation or otherwise, either directly or indirectly by subsidiary), without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series E Preferred Stock, voting together as a single class:

(i)    amend, alter or repeal Article IV, Section (B)4(d) of this Amended and Restated Certificate of Incorporation so as to affect the holders of Series E Preferred Stock adversely;

(ii)    amend, alter or repeal any provision of this Amended and Restated Certificate of Incorporation or Bylaws of the Corporation so as to affect the holders of Series E Preferred Stock adversely as set forth in Section 242 of the Delaware General Corporation Law, but not so affect the other series of Preferred Stock;

(iii)    increase or decrease the number of authorized shares of Series E Preferred Stock;

(iv)    amend, alter or repeal Article IV, Sections (B)4(b)(v), (B)4(b)(ix), (B)2(c)(xi), or (B)2(c)(xii) of this Amended and Restated Certificate of Incorporation so as to affect the holders of Series E Preferred Stock adversely; or

(v)    amend, alter or repeal (A) Article IV, Section (B)2(a) of this Amended and Restated Certificate of Incorporation (other than as a result of the creation or authorization of shares of any new class of Preferred Stock and the inclusion in Article IV, Section (B)2(a) of this Amended and Restated Certificate of Incorporation of such Preferred Stock and the original issue price of such Preferred Stock and the amendment to the definition of Original Issue Price to include reference to the original issue price of such Preferred Stock) or (B) the antepenultimate sentence of Article IV, Section (B)4(a) of this Amended and Restated Certificate of Incorporation (other than as a result of the creation or authorization of shares of any class of Preferred Stock and amendment to the definition of Preferred Stock Conversion Price to include reference to the conversion price of such Preferred Stock).

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Pursuant to 17 C.F.R. Section 200.83

(j)    The Corporation shall not (by amendment, merger, reclassification, consolidation or otherwise, either directly or indirectly by subsidiary), without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series F Preferred Stock, voting together as a single class:

(i)    amend, alter or repeal Article IV, Section (B)4(d) of this Amended and Restated Certificate of Incorporation so as to affect the holders of Series F Preferred Stock adversely;

(ii)    amend, alter or repeal any provision of this Amended and Restated Certificate of Incorporation or Bylaws of the Corporation so as to affect the holders of Series F Preferred Stock adversely as set forth in Section 242 of the Delaware General Corporation Law, but not so affect the other series of Preferred Stock;

(iii)    increase or decrease the number of authorized shares of Series F Preferred Stock;

(iv)    amend, alter or repeal Article IV, Section (B)4(b)(vi) of this Amended and Restated Certificate of Incorporation so as to affect the holders of Series F Preferred Stock adversely; or

(v)    amend, alter or repeal (A) Article IV, Section (B)2(a) of this Amended and Restated Certificate of Incorporation (other than as a result of the creation or authorization of shares of any new class of Preferred Stock and the inclusion in Article IV, Section (B)2(a) of this Amended and Restated Certificate of Incorporation of such Preferred Stock and the original issue price of such Preferred Stock and the amendment to the definition of Original Issue Price to include reference to the original issue price of such Preferred Stock) or (B) the antepenultimate sentence of Article IV, Section (B)4(a) of this Amended and Restated Certificate of Incorporation (other than as a result of the creation or authorization of shares of any class of Preferred Stock and amendment to the definition of Preferred Stock Conversion Price to include reference to the conversion price of such Preferred Stock).

(k)    The Corporation shall not (by amendment, merger, reclassification, consolidation or otherwise, either directly or indirectly by subsidiary), without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series G Preferred Stock, voting together as a single class:

(i)    amend, alter or repeal Article IV, Section (B)4(d) of this Amended and Restated Certificate of Incorporation so as to affect the holders of Series G Preferred Stock adversely;

(ii)    amend, alter or repeal any provision of this Amended and Restated Certificate of Incorporation or Bylaws of the Corporation so as to affect the holders of Series G Preferred Stock adversely as set forth in Section 242 of the Delaware General Corporation Law, but not so affect the other series of Preferred Stock;

(iii)    increase or decrease the number of authorized shares of Series G Preferred Stock;

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Pursuant to 17 C.F.R. Section 200.83

(iv)    amend, alter or repeal Article IV, Section (B)4(b)(vii) of this Amended and Restated Certificate of Incorporation so as to affect the holders of Series G Preferred Stock adversely; or

(v)    amend, alter or repeal (A) Article IV, Section (B)2(a) of this Amended and Restated Certificate of Incorporation (other than as a result of the creation or authorization of shares of any new class of Preferred Stock and the inclusion in Article IV, Section (B)2(a) of this Amended and Restated Certificate of Incorporation of such Preferred Stock and the original issue price of such Preferred Stock and the amendment to the definition of Original Issue Price to include reference to the original issue price of such Preferred Stock) or (B) the antepenultimate sentence of Article IV, Section (B)4(a) of this Amended and Restated Certificate of Incorporation (other than as a result of the creation or authorization of shares of any class of Preferred Stock and amendment to the definition of Preferred Stock Conversion Price to include reference to the conversion price of such Preferred Stock).

(l)    The Corporation shall not (by amendment, merger, reclassification, consolidation or otherwise, either directly or indirectly by subsidiary), without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series G-1 Preferred Stock, including, prior to the date the Regulatory Approval has been obtained, all shares of Series G-1 Preferred Stock then held by (x) SB Cayman 2 Ltd., a Cayman Islands exempted company with limited liability, or (y) SoftBank Vision Fund, L.P., a Jersey Limited Partnership (or any controlled Affiliate thereof, any alternative investment vehicle or similar entity established in relation thereto, and any successor fund thereof, that is, in each case, managed by a controlled Affiliate of SoftBank Group Corp.) (in either case, “SPV”), voting together as a single class:

(i)    amend, alter or repeal Article IV, Section (B)4(d) of this Amended and Restated Certificate of Incorporation so as to affect the holders of Series G-1 Preferred Stock adversely;

(ii)    amend, alter or repeal any provision of this Amended and Restated Certificate of Incorporation or Bylaws of the Corporation so as to affect the holders of Series G-1 Preferred Stock adversely as set forth in Section 242 of the Delaware General Corporation Law, but not so affect the other series of Preferred Stock;

(iii)    increase or decrease the number of authorized shares of Series G-1 Preferred Stock;

(iv)    amend, alter or repeal Article IV, Section (B)4(b)(viii) of this Amended and Restated Certificate of Incorporation so as to affect the holders of Series G-1 Preferred Stock adversely; or

(v)    amend, alter or repeal (A) Article IV, Section (B)2(a) of this Amended and Restated Certificate of Incorporation (other than as a result of the creation or authorization of shares of any new class of Preferred Stock and the inclusion in Article IV, Section (B)2(a) of this Amended and Restated Certificate of Incorporation of such Preferred Stock and the original issue price of such Preferred Stock and the amendment to the definition of Original Issue Price to include reference to the original issue price of such Preferred Stock) or (B) the antepenultimate sentence of Article IV, Section (B)4(a) of this Amended and Restated Certificate of Incorporation (other than as a result of the creation or authorization of shares of any class of Preferred Stock and amendment to the definition of Preferred Stock Conversion Price to include reference to the conversion price of such Preferred Stock).

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(m)    The Corporation shall not (by amendment, merger, reclassification, consolidation or otherwise, either directly or indirectly by subsidiary), without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series G-2 Preferred Stock, voting together as a single class:

(i)    amend, alter or repeal Article IV, Section (B)4(d) of this Amended and Restated Certificate of Incorporation so as to affect the holders of Series G-2 Preferred Stock adversely;

(ii)    amend, alter or repeal any provision of this Amended and Restated Certificate of Incorporation or Bylaws of the Corporation so as to affect the holders of Series G-2 Preferred Stock adversely as set forth in Section 242 of the Delaware General Corporation Law, but not so affect the other series of Preferred Stock;

(iii)    increase or decrease the number of authorized shares of Series G-2 Preferred Stock;

(iv)    amend, alter or repeal Article IV, Section (B)4(b)(ix) of this Amended and Restated Certificate of Incorporation so as to affect the holders of Series G-2 Preferred Stock adversely; or

(v)    amend, alter or repeal (A) Article IV, Section (B)2(a) of this Amended and Restated Certificate of Incorporation (other than as a result of the creation or authorization of shares of any new class of Preferred Stock and the inclusion in Article IV, Section (B)2(a) of this Amended and Restated Certificate of Incorporation of such Preferred Stock and the original issue price of such Preferred Stock and the amendment to the definition of Original Issue Price to include reference to the original issue price of such Preferred Stock) or (B) the antepenultimate sentence of Article IV, Section (B)4(a) of this Amended and Restated Certificate of Incorporation (other than as a result of the creation or authorization of shares of any class of Preferred Stock and amendment to the definition of Preferred Stock Conversion Price to include reference to the conversion price of such Preferred Stock).

(n)    Until the earlier of (A) the date Regulatory Approval is obtained and (B) nine months following the dated of the Series G-1 Stock Purchase Agreement, the Corporation shall not (by amendment, merger, reclassification, consolidation or otherwise, either directly or indirectly by subsidiary), without first obtaining the approval (by vote or written consent, as provided by law) of SPV, not to be unreasonably withheld, conditioned or delayed:

(i)    amend, alter or repeal Article IV, Section (B)5(b) of this Amended and Restated Certificate of Incorporation; or

(ii)    amend, alter or repeal any provision of the Bylaws.

7.    Removal of Series G-1 Preferred Provisions. In the event that the Closing (as defined in that certain Series G-1 Stock Purchase Agreement, by and among the Corporation and the parties thereto, dated as of November 12, 2017 (the “Series G-1 Stock

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Purchase Agreement”)) does not occur within six (6) months following the date of execution of the Series G-1 Stock Purchase Agreement, then the Corporation shall take all such actions as are necessary to cause this Amended and Restated Certificate of Incorporation to be further amended and restated to remove all provisions herein related to the Series G-1 Preferred Stock.

8.    Status of Converted Stock. In the event any shares of Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be cancelled and shall not be issuable by the Corporation. This Amended and Restated Certificate of Incorporation shall be appropriately amended to effect the corresponding reduction in the Corporation’s authorized capital stock.

9.    Series G-2 Voting Rights.

(a)    Except as expressly provided by this Amended and Restated Certificate of Incorporation or as provided by law, the holders of Series G-2 Preferred Stock shall have the right to one vote for each share of Class A Common Stock into which such Series G-2 Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equivalent to those of the holders of Class A Common Stock and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation.

(b)    Notwithstanding anything to the contrary contained herein, the holders of Series G-2 Preferred Stock will not be entitled to vote in the election or removal of any directors of the Corporation.

10.    Class B Automatic Conversion Event. Each share of Class B Common Stock automatically converted into one fully paid and nonassessable share of Class A Common Stock on January 17, 2018 (the “Class B Automatic Conversion Event”).

(C)    Rights, Powers, and Restrictions of Class A Common Stock.

The rights, powers and restrictions granted to and imposed on the Class A Common Stock are as set forth below in this Article IV.

1.    Liquidation Rights. Upon the occurrence of a Liquidation Transaction, the assets of the Corporation shall be distributed as provided in Section 2 of Article IV(B).

2.    Redemption. The Class A Common Stock is not redeemable at the option of the holder thereof.

3.    Voting Rights. Each holder of Class A Common Stock shall have the right to one vote per share of Class A Common Stock, and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law. The number of authorized shares of Class A Common Stock may be increased or decreased (but not below the

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

number of shares thereof then outstanding) by the affirmative vote of the holders of shares of stock of the Corporation representing a majority of the votes represented by all outstanding shares of stock of the Corporation entitled to vote (voting together as a single class on as converted basis), irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law.

(D)    Definitions. For purposes of this Article IV:

1.    “Affiliate” shall mean, with respect to any specified entity, any other entity which, directly or indirectly, controls, is controlled by, or is under common control with such specified entity, including, without limitation, any general partner, officer, director or manager of such entity and any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, is under common investment management with, shares the same management or advisory company with or is otherwise affiliated with such entity.

2.    “Regulatory Approval” shall mean the satisfaction of the following conditions (A) SPV and the Corporation receive written notice from the Committee on Foreign Investment in the United States (“CFIUS”) stating that: (1) CFIUS has concluded that the proposed transfer of voting control of the shares subject to that certain voting proxy, dated on or around the date of this Amended and Restated Certificate of Incorporation, by and between SPV and The Chertoff Group, and the election and designation of the Series G-1 Director (collectively, the “Transaction”) is not a “covered transaction” and not subject to review under the Section 721 of the U.S. Defense Production Act of 1950 (“DPA”); (2) the review of the proposed Transaction under the DPA has been concluded and there are no unresolved national security concerns with respect to the proposed Transaction; or (3) CFIUS has sent a report to the President of the United States requesting the President’s decision on the joint voluntary notice by SPV and the Corporation submitted to CFIUS pursuant to 31 C.F.R. § 800.401(a) of the CFIUS regulations and either (x) the period under the DPA during which the President may announce his decision to take action to suspend or prohibit the proposed Transaction has expired without any such action being threatened, announced or taken or (y) the President has announced a decision not to take any action to suspend or prohibit the proposed Transaction; and (B) the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 for the proposed Transaction has either expired or been terminated.

3.    “Voting Agreement” shall mean that certain Amended and Restated Voting Agreement, dated on or about the Effective Time, by and among the Corporation and the other parties thereto.

ARTICLE V

Except as otherwise provided in this Amended and Restated Certificate of Incorporation or Article IX of the Bylaws of the Corporation, a majority of the Voting Directors then in office is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

ARTICLE VI

Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Corporation. Subject to the other provisions of this Amended and Restated Certificate of Incorporation, the authorized number of directors shall be set forth in the Bylaws of the Corporation.

ARTICLE VII

(A)    To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

(B)    The Corporation shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the Corporation or any predecessor to the Corporation.

(C)    Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of the Corporation’s Certificate of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VIII

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of this Corporation may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by a majority of the Voting Directors then in office or in the Bylaws of this Corporation.

ARTICLE IX

The Corporation renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, any Excluded Opportunity. An “Excluded Opportunity” is any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of, (i) any director of the Corporation who is not an employee or advisor of the Corporation or any of its subsidiaries, or (ii) any holder of Preferred Stock or any partner, member, director, stockholder, employee or agent of any such holder, other than someone who is an employee of the Corporation or any of its subsidiaries (collectively, “Covered Persons”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person expressly and solely in such Covered Person’s capacity as a director of the Corporation.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

ARTICLE X

In connection with repurchases by the Corporation of its Class A Common Stock from employees, officers, directors, advisors, consultants or other persons performing services for the Corporation or any subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment, Sections 502 and 503 of the California Corporations Code shall not apply in all or in part with respect to such repurchases.

* * *

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

The foregoing Amended and Restated Certificate of Incorporation has been duly adopted by this Corporation’s Board of Directors and stockholders in accordance with the applicable provisions of Sections 228, 242 and 245 of the Delaware General Corporation Law.

Executed at San Francisco, California, on October 25, 2018.

/s/ Dara Khosrowshahi
Dara Khosrowshahi, Chief Executive Officer